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                                                                      Exhibit 21

                      The Pioneer Group, Inc. Subsidiaries

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
PIOGlobal Insurance Company Limited                                  Bermuda
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Pioneer Global Funds Distributor, Ltd.                               Bermuda
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Pioneer Goldfields Limited                                           Channel Islands
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Pioneer Goldfields II Limited                                        Channel Islands and Delaware
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Pioneer Poland US (Jersey) Limited                                   Channel Islands
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Pioneering Management (Jersey) Limited                               Channel Islands
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Beijing Pioneer Zhong Investment Consulting Co., Ltd.                China
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Anabasis Enterprises Limited                                         Cyprus
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Pioneer Czech Financial Company, s.r.o.                              Czech Republic
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Pioneer Czech Investment Company, a.s.                               Czech Republic
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Pioneer Trust, Pioneer Czech Investment Company, a.s.                Czech Republic
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Luscinia, Inc.                                                       Delaware
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PBO Holdings, L.L.C.                                                 Delaware
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PBO Property Capital, L.L.C.                                         Delaware
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PBO Property Fund, L.L.C.                                            Delaware
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PGH Nebraska, Inc.                                                   Delaware
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PGIA Corporation                                                     Delaware
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PIOGlobal Corporation                                                Delaware
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Pioneer Explorer, Inc.                                               Delaware
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Pioneer First Russia, Inc.                                           Delaware
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Pioneer Forest, Inc.                                                 Delaware
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Pioneer International Corporation                                    Delaware
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Pioneer Investment Management, Inc.                                  Delaware
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Pioneer Metals and Technology, Inc.                                  Delaware
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Pioneer Omega, Inc.                                                  Delaware
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Pioneer Plans Corporation                                            Delaware
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Pioneer Poland GP Limited Partnership                                Delaware
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Pioneer Poland U.S. L.P.                                             Delaware
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Pioneer Real Estate Advisors, Inc.                                   Delaware
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Theta Enterprises, Inc.                                              Delaware
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Pioneer Poland UK L.P.                                               England
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UKS Securities Limited                                               England
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Pioneer Fonds Marketing GmbH                                         Germany
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Teberebie Goldfields Limited                                         Ghana
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Kothari Pioneer AMC Ltd.                                             India
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Pioneer Management (Ireland) Limited                                 Ireland and Germany
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Pioneer Funds Distributor, Inc.                                      Massachusetts
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Pioneer Goldfields Trust                                             Massachusetts
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Pioneer Investments Corporation                                      Massachusetts
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Pioneering Services Corporation                                      Massachusetts
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Pioneer Asset Management S.A.                                        Poland
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Pioneer Financial Services Ltd.                                      Poland
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Pioneer First Polish Investment Fund s.a.                            Poland
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Pioneer Investments Poland, Ltd.                                     Poland
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
                                                                      Exhibit 21

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
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Pioneer Mercury Sp z.o.o.                                            Poland
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Pioneer Nationwide Sp. z o.o.                                        Poland
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Pioneer Polish Real Estate Fund                                      Poland
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Pioneer Real Estate Advisors Poland Sp.z o.o.                        Poland
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Pioneer Universal Pension Fund Company                               Poland
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Closed Joint-Stock Company Amgun-Forest                              Russian Federation
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Closed Joint-Stock Company Forest-Starma                             Russian Federation
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Closed Joint Stock Company Gradient                                  Russian Federation
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Closed Joint Stock Company Pioneer First                             Russian Federation
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Closed Joint-Stock Company Pioneer Metals International              Russian Federation
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Closed Joint Stock Company Pioneer Services                          Russian Federation
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Closed Joint Stock Company Pioneer Starma Equipment                  Russian Federation
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Closed Joint Stock Company Starma-Holding                            Russian Federation
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Closed Joint Stock Company Starma-Port                               Russian Federation
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Closed Joint-Stock Company Tas-Yurjah Mining Company                 Russian Federation
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Closed Joint Stock Company Udinskoye                                 Russian Federation
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JSL Co. Dalplaz                                                      Russian Federation
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Pioneer First Investment Fund                                        Russian Federation
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Pioneer Investments                                                  Russian Federation
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ZAO Pioneer Securities                                               Russian Federation
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Core Pacific Securities Investment Trust Co., Ltd.                   Taiwan
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